Exhibit 99.1

Tredegar Annual Shareholders Meeting
May-02-2019

Tredegar
Annual Shareholders Meeting
May-02-2019

Bill Gottwald:  Good morning, ladies and gentlemen. I’m Bill Gottwald, Chairman of the Board of Tredegar. Welcome to our 30th annual meeting of shareholders. I understand that the meeting is being webcast, so I extend a special welcome to those of you who are listening in.

Before I get going, I’d like to pause for a second and go off script to reflect on Tredegar’s 30 years. Thirty years ago, Tredegar was a spinoff. It was born as a spinoff, and John got the job of making something out of a real hodgepodge of units that Ethyl--that just didn’t quite fit with Ethyl. On the positive side, John got diversified business with aluminum, plastics, and energy. But, then on the negative side, does any of the old-timers in the room member how many plants Tredegar started off with? Do you remember, John?

Bill Gottwald:  Got to have been 20 or 30. It was a bunch. So, the topic is plants and for 30 years, John has been Tredegar’s master gardener and pruning, reshaping Tredegar to the focused organization we have today. John’s tried to hang up his gloves and shears and kneepads twice before, but this time, it’s for real. So, thanks, John.

Tredegar Annual Shareholders Meeting
May-02-2019

Here’s the agenda for today’s meeting. I’ll move quickly through the annual meeting business items. After that, I’ll take a minute to introduce John Steitz, our new CEO and President. Then Drew here is going to kick off the meeting with the financial report and then he’ll turn things back over to John Steitz. John’s presentation on the Tredegar way will walk us through his five guiding principles and explain how they align well with Tredegar’s legacy and plans for the future. We’ll then conclude with questions from the live audience.

As always, I need to warn you that we are--or that Drew, not me--I’m not going to use any measures, but Drew is going to use some measures that are consistent--not consistent with generally accepted accounting principles, and if you need reconciliation of that, go to our website. Also, we don’t know the future. Drew doesn’t know the future either, and so any forward-looking statements or anything that could be construed as a forward-looking statement, you should look on it kind of skeptically.

Before I begin the annual business--annual meeting business items, I’d like to introduce the Board of Directors, all of whom are here today and all of whom, including me, are up for re-election. So, guys, if you’d please stand when I call your name and in case anybody out there is inclined to applaud, please hold your applause until the end.

Tredegar Annual Shareholders Meeting
May-02-2019

George Freeman, John Gottwald, Ken Newsome, Greg Pratt, Tom Snead, John Steitz, Carl Tack, and last but not least, Anne Waleski who we are welcoming to her very first annual meeting for Tredegar. So, thank you guys for serving.

Now, for the annual meeting items. Please note proper notice of this meeting was given and minutes have been available or are available at the secretary’s desk. The inspector of the election in the back is presenting me with a list of share--Tredegar shareholders entitled to vote at this meeting on the record date. This list has been on file in the Principal Office at Tredegar for inspection during normal business hours since April 10th and will be available for inspection throughout this meeting.

Our polls are now open for voting. Any shareholder who has already voted, given his or her proxy doesn’t need to vote, but you can do so if you want to. Will those who want to vote in person please raise your hands and would the inspector please distribute ballots to anybody that wants to vote?

Tredegar Annual Shareholders Meeting
May-02-2019

There are two items of business today. One of them is the re-election of our Directors to serve until the next annual meeting and the ratification of our auditors, KPMG for 2019. Are there any ballots that need to be collected? Okay, I’ll declare the polls closed. Is the inspector ready to report?

David Dietrich:  Thank you, Mr. Chairman. With respect to the election of the nine directors to serve until the 2020 annual meeting, each director received a majority of the votes cast in there for all elected. The ratification of the appointment of KPMG as the independent public accounting firm for the fiscal year ending December 31st, 2019 was approved.

Bill Gottwald:  Okay. Based on the inspector’s report, I hereby declare that all the Director nominees have been elected and the auditors have been ratified. And, this brings to a conclusion the business portion of the meeting. So, now for the management presentation.

Before Drew gets started, I’d like to introduce those of you who haven’t met him to John Steitz, President and CEO. John has an extensive background in operations and commercial roles in chemicals, making him an ideal leader for our businesses. And, because he’s served as a valuable member of our Board for the last two years, his knowledge of Tredegar has allowed him to transition smoothly into his new role. So, welcome John. We’re fortunate to have you and looking forward to great things. Drew, up to you, man.

Tredegar Annual Shareholders Meeting
May-02-2019

Drew Edwards:  Thank you, Bill. So, I’m going to review our 2018 financial results. First quarter 2019 results will be available on May 9th. My first chart is earnings per share from ongoing operations, and I’ll bridge you from 2017 to 2018. So, when I use the word EPS, I mean EPS from ongoing operations, which is a non-GAAP measure. As Bill mentioned, you can go to our website, to get a reconciliation of that to the U.S. GAAP measure.

So, in 2017, we had 91 cents per share EPS. In 2018, it grew by 52 cents to $1.43. All my numbers on this chart are after-tax numbers per share and I’m going to move you left and right on what generated that 52 cent growth. We had an 11 cent adverse impact. That was two things. Seven cents per share was lower operating profits after-tax in our Surface Protection business. We had some quality claims in 2018. That’s behind us now, as well as 2017 was just a very, very good year. The other 4 cents of the 11 cents relates to our Personal Care business. There in 2018, we had lower volumes from competitive pressures, primarily in Asia.

Moving over to the next bridge item is Terphane. That’s our flexible packaging business in Brazil. It added 7 cents a share on over 10 percent volume growth. We restarted an idle line mid-last year that gave us the additional capacity to drive that additional volume growth and that 7 cents per share accretion to our earnings. Bonnell also had good volume growth in 2018, over 8 percent volume growth and on an after-tax basis its profits grew 9 cents per share.

Tredegar Annual Shareholders Meeting
May-02-2019

If you add up my first bridge items there, you get to 95 cents per share. That’s an apples-to-apples comparison to the 91 cents per share in 2017. And then we had two other items that benefited 2018 that were not in 2017. First is an accounting-related item. We got 16 cents per share on lower depreciation and amortization as a result of a significant write-down of Terphane’s assets in the fourth quarter of 2017, and U.S. corporate--U.S. federal income tax rate for corporations dropped in 2018 from 35 to 21 percent and that added 32 cents per share, ending up 2018 at $1.43.

Now, my next slide is on Outlook for 2019. In Personal Care, we’ve previously disclosed a significant customer product transition that started in January of 2019, and our estimate of the adverse impact of that on our quarterly operating profits is $3.5 million. Our Personal Care team is very focused on generating sales growth from new investments we’ve made in Personal Care, and as well cost optimization is a key in that business unit.

In Surface Protection, we also have a significant customer product transition, but it’s continuously been delayed. If and when it is fully implemented, we estimate it will have an adverse impact on our annual pre-tax profits of $11 million. But, as I mentioned, it continues to be delayed, and as it’s delayed, our Surface Protection team has been making progress in sales on new products, applications, and with new customers.

Tredegar Annual Shareholders Meeting
May-02-2019

For Terphane, as I mentioned before, it’s a Latin American business. There’s still a lot of uncertainty and volatility associated with our profitability. But, they did make good improvements in 2018, and hopefully that’ll bode well for 2019. Bonnell had 4 percent volume growth in the first quarter of 2019, so continued growth. But we still have problems with inefficiencies at our Niles facility that we’re trying to fix.

I also want to mention that the aluminum extrusions industry is a very cyclical industry. We are now into this recovery from the Great Recession for 10 years, 10 years. So, we keep a watchful eye on a downturn because you’ve got to operate this business a little bit differently in a downturn than you do in an uptick.

My next slide shows you net debt. We’ve got a simple capital structure, and so if you take -- on a sequential basis, if you take the difference in our debt net of cash, net debt, you get our net cash flow for that period. And, so for 2018, we generated $48 million of cash flow, for a net debt drop of about $48 million. $35 million of that $48 million was tax benefits and the others were related to operations. So, strong cash flow in 2018.

We ended up with net debt at March 31, 2019 at $74 million, so we had negative cash flow, about $7 million, and that’s primarily higher than normal working capital, which we’re trying to work down now. And, I’m happy to report that we got our first dividend on our kaléo investment of $17.6 million. That hit our bank account on April 30th. So, that’s very, very good news.

Tredegar Annual Shareholders Meeting
May-02-2019

My last slide is on internal control over financial reporting. So, our prior auditors’ audit of our 2017 financial statements got inspected by their auditors, the PCAOB, and following that inspection, we identified material weaknesses in internal controls over financial reporting. Now, there were no changes, no changes to our financial statements. The numbers didn’t change, but we’ve got significant remediation efforts that we’ve got to go through to get back into compliance with Sarbanes-Oxley.

That’ll take place in 2019 and the first part of 2020. We’ll keep everybody aware of what’s going on there in our progress in our quarterly filings. But we will be spending one-time remediation costs we estimate of about $1.5 million, and then thereafter, we’re going to have likely higher ongoing maintenance costs to stay in compliance of $500,000.

And, with that, I’m going to turn it over to John. Thank you.

Tredegar Annual Shareholders Meeting
May-02-2019

John Steitz:  Well, thank you, Drew. I truly think we have one of the best CFOs in the business, and thank you for your leadership of working through some complex set of issues for us on the financial side and helping drive the company to a great year in 2018. Dr. Gottwald, thank you for your kind comments and more importantly, thank you for your leadership of our board as Chairman of our Board. I deeply appreciate that.

I’d also like to take a minute and thank all of our employees, especially John Gottwald, for his and their dedication and hard work and loyalty to our company. I’d also like to take a minute and thank our Board of Directors for their confidence in me, and the tone starts at the top, and I assure you that their stewardship of your company is very, very high. And, their concern and stewardship of our shareholders is at the foremost of their thinking.

I’d also like to thank all our shareholders who are here today. Shareholders are very important to us, and I feel that a very important aspect of my job is to grow shareholder value. So, I really would like to take a few minutes and share with you my thoughts on principles in helping drive shareholder value.

I believe that these five aspects of running a business will really help to continue to build the value of our company. First, topline growth, continually driving our sales effort in a margin positive way, with a term I call velocity, which is efficient use of working capital, helping drive cash, which will help feed into constantly new investment and invigoration of our company, all done through a very engaged leadership team.

Tredegar Annual Shareholders Meeting
May-02-2019

So, let me first start with topline growth. Taking care of customer needs and being that preferred source of supply for our customers is very important. I think if our people are constantly asking, “What are our customers working on that is new and exciting?” we will be successful. But, I also think part of that effort is commercial excellence and to perceive value, you have to give value and provide value. And, when we amplify the value we bring to our customers through business leadership, our sales effort, research and development, and seamless supply chain, in an uncompromising teamwork sort of way, we will be successful over the long term.

Margins are very important to me. There’s three ways, in my mind, you can improve our margins. And, that is through improving pricing, reducing cost, and selling higher value products. I believe everything that I have learned about the Tredegar technology and service that we bring to our customers is worthy of an above average margin.

I also believe that as our team’s focus on driving the selling of our products, constantly ascending up the value chain in our customers’ eyes, we’ll be successful. And, also one thing I have learned over the last six weeks at the helm here is that we need to constantly work on improving our processes, our cost position, and the yields that we generate at our plant sites. Leadership and core competency and quality and manufacturing is vital important--vitally important to leadership.

Tredegar Annual Shareholders Meeting
May-02-2019

The efficient use of working capital, I view working capital as kind of the blood flowing through the veins of a company. And, the efficient use of that working capital drives cash generation. We must be nimble and responsive to our customers. We must have precise supply chain planning, to make sure that we are efficient in the use of our raw materials and manufacturing plants. We must make sure we do not--or we constantly eliminate idle costs and wastes. And, by doing this, with efficient focus on working capital, this efficiency will drive greater cash generation over the long term.

If we’re successful at these three aspects in our business, we can drive and earn the opportunity for new investment. New investment is frequently needed to support topline growth. New opportunities, cost reduction, safety improvement, very important to us, health improvement of our employees, and protection of our environment.

Acquisitions are very important to me also. And, as we earn that right to acquire additional businesses in our portfolios, it’s important to us to drive accretion in our earnings in year one, accretion in our margins. Meaning, that the margins that we buy into are better than the existing margins of our businesses and that we can continue to drive that cash generation, strong focus on cash. And, in doing that, we can drive total shareholder return.

Tredegar Annual Shareholders Meeting
May-02-2019

I believe this is all done through a motivated, engaged team of leaders at every level. They must have a winning attitude, and that’s what I see with our team. They must have the ability to execute, driving down with the power specificity, with great attention to detail, and I’ve seen that and experienced that. And, I think by focusing on critical priorities, with accountability and the metrics backed up from our finance team, we can continue to drive successful business ownership. And, I also believe that the incentives and rewards across our company should be aligned with our shareholders.

So, in conclusion, you will see us drive topline growth, improve pricing and lower cost, frequent working capital turns to drive cash through this term I call velocity, all driving a solid and accretive picture of new investments and capital expenditures, all through a fired up team of engaged, committed, and dedicated employees. So, on that note, thank you for your attention. I’m happy to take any questions and otherwise, we’ll all get back to work. So, thank you all.

Going once. Going twice. We’ve always had some good questions. Three times. Well, thank you all very much. Have a great day and thank you. Look forward to seeing you again next year.